UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2004

ARTHROCARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-027422	94-3180312
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 Congress Avenue, Suite 510

Austin, Texas 78701

(Address of principal executive offices, including zip code)

(512) 391-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

On November 18, 2004, ArthroCare Corporation, a Delaware corporation (“ArthroCare”), filed a Current Report on Form 8-K pertaining to the acquisition by ArthroCare of Opus Medical, Inc., a California corporation (“Opus”), pursuant to an Agreement and Plan of Merger among ArthroCare, Opus, OC Merger Sub Corporation, a California corporation and a wholly-owned subsidiary of ArthroCare, OC Acquisition Sub LLC, a California limited liability company, and James W. Hart and Steven L. Gex, as the Shareholder’s Agents, dated as of September 3, 2004, as amended by Amendment No. 1 to the Merger Agreement, dated as of October 6, 2004. This Current Report on Form 8K/A is filed to submit certain audited financial statements of Opus and certain pro forma financial information as required by item 9.01 of Form 8-K.

ITEM 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Audited Financial Statements of Business Acquired (Exhibit 99.1):

Balance Sheets as of December 31, 2003 and 2002

Statements of Operations and Cash Flows for the years ended December 31, 2003 and 2002

Notes to Financial Statements for the years ended December 31, 2003 and 2002

Unaudited Balance Sheet as of September 30, 2004

Unaudited Statements of Operations and Cash Flows for the nine months ended September 30, 2004 and 2003

Unaudited Notes to Financial Statements for the nine months ended September 30, 2004 and 2003

As a result of the completion of ArthroCare’s acquisition of Opus on November 12, 2004, the client-auditor relationship between Opus and Deloitte & Touche LLP ceased on that date. Deloitte & Touche LLP and ArthroCare’s independent registered public accounting firm have not audited, reviewed, compiled or performed any agreed-upon procedures with respect to the financial statements for Opus as of September 30, 2004 and for the nine months ended September 30, 2004 and 2003 included herein.

(b)	Pro Forma Financial Information (Exhibit 99.2):

Unaudited Pro Forma condensed consolidated Statements of Operations for ArthroCare and Opus for the nine months ended September 30, 2004 and the year ended December 31, 2003

Unaudited Pro Forma condensed consolidated Balance Sheet of ArthroCare as of December 31, 2003

Unaudited Pro Forma Notes to condensed consolidated Financial Statements

(c)	Exhibits

A list of exhibits filed herewith or incorporated by reference herein is contained on the Exhibit Index immediately preceding such exhibits and is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTHROCARE CORPORATION

Date:	July 28, 2005	By:	/s/ FERNANDO SANCHEZ
Fernando Sanchez
Senior Vice President and Chief Financial Officer

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Exhibit Index

EXHIBIT NO.	DESCRIPTION

2.1 +	Agreement and Plan of Merger, dated as of September 3, 2004, by and among ArthroCare Corporation, OC Merger Sub Corporation, OC Acquisition Sub LLC, Opus Medical, Inc. and James W. Hart and Steven L. Gex, as Shareholders’ Agents.

2.2 +	Amendment No. 1, dated as of October 6, 2004, to Agreement and Plan of Merger, dated as of September 3, 2004, by and among ArthroCare Corporation, OC Merger Sub Corporation, OC Acquisition Sub LLC, Opus Medical, Inc. and James W. Hart and Steven L. Gex, as Shareholders’ Agents.

23.1	Consent of Deloitte and Touche LLP.

99.1	Financial Statements of Opus Medical, Inc.

99.2	Pro Forma Financial Information.

+	Previously filed with the Securities and Exchange Commission as an Exhibit to ArthroCare’s Current Report on Form 8-K filed on November 18, 2004 and incorporated herein by reference.

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